(ICON)
Prudential
MoneyMart
Assets, Inc.

ANNUAL
REPORT
Dec. 31, 1997
(LOGO)

Prudential MoneyMart Assets, Inc.

Performance At A Glance.
Yields on money market securities seesawed sharply in 1997 as investors frequently feared strong U.S. economic growth would force short-term interest rates higher. Your Prudential MoneyMart Assets fund took advantage of these rapidly changing market conditions by acting quickly to lock in higher yields when available. On December 31, 1997, our seven-day current yield was 5.21% for Class A shares, compared with 5.07% for the average money market fund tracked by IBC Financial Data.

Fund Facts
As of 12/31/97

                             7-Day         Net Asset
Weighted Avg.     Total  Net
                          Current Yld.    Value (NAV)
Mat. (WAM)      Assets (mil.)
 Class A                     5.21%           $1
54 Days          $6,864
 Class Z*                    5.34            $1
54 Days            $157
 IBC Financial Data
 Money Fund Avg.
 (General Purpose**)         5.07            $1
60 Days             N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results.

*Class Z shares do not carry distribution fees.

**IBC Financial Data reports a seven-day current yield, WAM and NAV on
Tuesdays. This is the average seven-day current yield, NAV and WAM, of all funds in the International Business Communications Financial Data's all taxable money fund category as of December 30, 1997, which was the closest date to our reporting period end. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance the Fund will be able to maintain a stable net asset value of $1 per share.

            Money Fund Yields Trend Higher.
-- Prudential MoneyMart Assets (Class A shares)
-- IBC Financial Data Money Fund Avg. (General Purpose)
                       (GRAPH)

Weekly seven-day current yields of Prudential MoneyMart
Assets and the IBC
Financial Data general purpose money fund average. Past performance is not indicative of future results.

            How Investments Compared.
               (As of 12/31/1997)
                    (GRAPH)
  U.S.     General     General       U.S.
Growth       Bond      Muni Debt    Taxable
Funds       Funds        Funds     Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide 12-
month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Joseph M. Tully, Fund Manager
(PHOTO)
Portfolio
Manager's Report

Prudential MoneyMart Assets seeks high current income consistent with stability of capital and the maintenance of liquidity. The Fund is a diversified portfolio of high quality, U.S. dollar-denominated money market securities issued by the U.S. government and its agencies, major corporations, and commercial banks of the U.S. and abroad. Maturities can range from one day to 13 months. We purchase only securities rated in one of the two highest categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

Strategy Session.

Interest Rate Jitters.
The U.S. economy raced into its seventh year of economic expansion fueled by a strong job market and increased consumer spending. With the economy growing rapidly, investors worried that rising wages could push inflation higher, eroding the value of a bond's fixed interest and principal payments.

By early March, yields on money market securities climbed as investors thought the Federal Reserve would soon increase the federal funds rate (what banks charge each other for overnight loans) to slow economic growth and pre-emptively defuse inflationary pressures. We locked in the rising yields by purchasing three-month money market securities, which lengthened the Fund's weighted average maturity (WAM) until it was nearly in line with that of its competition. As expected, the federal funds rate was raised a quarter percentage point to 5.50% at the end of March. We, along with many others, thought additional increases would be forthcoming. We shortened the WAM in
April to be prepared to purchase any higher yielding securities that could become available. No further increases came, however.

As autumn began, inflation jitters resurfaced. Fearing that a federal funds rate rise was imminent, investors once again pushed up yields on money market securities. We took advantage of this trend by purchasing attractively priced securities that extended the WAM by late October. Then short-term yields suddenly dropped as investors realized an Asian economic crisis would prevent the Federal Reserve from increasing the federal funds rate in November. In the final month, when the usual year-end supply pressures forced yields higher, we went bargain hunting again.

Above the Fray
Concern about a deepening economic crisis in Asia drove yields higher (and prices lower) on money market securities of Asian banks.
Your Fund had no
direct credit exposure to Asian banks so it avoided the losses suffered by portfolios with such heavy exposure to the region.

What Went Well.

A Smart Move.
We extended the Fund's WAM to be in line with that of its competition by late
October. This proved a smart move since yields on money market securities dropped a few days later when investors were jolted by news of severe economic difficulties in Asia. Financial sector problems that had been simmering in
Southeast Asia boiled over, engulfing global financial markets. On October 27, the Dow Jones Industrial Average plunged a record 554 points as investors sold stocks and sought refuge in U.S. Treasury securities. This demand for
Treasuries drove U.S. short-term interest rates sharply lower (and prices of securities higher). Talk that the Federal Reserve would be reluctant to increase the federal funds rate to avoid attracting even more cash to the U.S.
from Asia also pushed down short-term yields.

As the year drew to a close, yields on money market securities of U.S.
companies generally edged higher. This coupled with the typical year-end rise in yields created good buying opportunities. So from mid-
November through
December, we enhanced the Fund's return by purchasing securities maturing in one to three months that provided attractive yields.

     Weighted Average Maturity Compared To The Average Fund.
-- MoneyMart Assets
-- IBC Financial Data
   General Purpose Money Fund Avg.
                        (GRAPH)

And Not So Well.

We Were Cautious.
Because U.S. economic growth remained strong throughout the year, we expected more than one federal funds rate increase. Even during periods when the risk of a second federal funds rate rise appeared less likely, we were careful not to lengthen the Fund's WAM too much.

Looking Ahead.
Yields on money market securities have dropped sharply
recently because some
investors believe the Asian economic crisis will slow U.S.
economic growth
enough to warrant a federal funds rate cut. While the
expansion will lose
steam as consumers in struggling Asian countries purchase
fewer exports from
the U.S. and export more to us, we believe our economy will
remain strong
enough to discourage any decreases in the overnight bank
lending rate in
the months ahead.
------------------------------------------------------------
-------------------
                                 1

President's Letter
February 2, 1998
(PHOTO)

                            Investing Smart.
Dear Shareholder:
This is the season when many investors receive income tax refunds or have a CD or two maturing. What will you do with these assets?
Investing smart can be a
challenge especially given today's new investment choices.

The Federal Taxpayer Relief Act of 1997 is changing the way
Americans invest
and accumulate wealth, save for college or build a nest egg for retirement.
While the law offers opportunity, it is also complex. You may need help to put things in perspective.

Now may be an excellent time for you and your Prudential
Financial Professional
to update your investment strategy and retirement plan. A wise investor does so periodically. You could find the tax law opening doors that may benefit you now or over the long term, such as --

- Revised Capital Gains Tax Rates & Exclusions. Long-term rates are down. Is your portfolio positioned to benefit? Also, new rules allow you to keep more of the profit from the sale of your home (perhaps up to $500,000 more).

- New Roth IRAs. The Roth IRA features tax-free distributions and does not require mandatory withdrawals, which should be of particular interest to retirees seeking to shelter assets in a tax-free account.

- New Education IRAs. Similar to a traditional IRA, but specifically designed for higher education. The new law also creates credits and deductions to help defray college costs.

- Expanded IRAs. Rules governing traditional IRAs have been extensively revised. Deductibility and contribution limits have been broadened as has the list for penalty-free early withdrawals, including first-time home buyers.

As you can see, what you don't know may cost you! That's why
I recommend you
call your Prudential Financial Professional and get a free investment plan checkup. Let us give you the information and tools to invest smart.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities
------------------------------------------------------------
-------------------

Portfolio of Investments
as of December 31 1997     PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--5.8%
             American Express Centurion BankD
   $30,000   5.94%, 1/5/98                        $
30,000,775
     9,000   5.95%, 1/13/98
8,999,894
    36,000   6.04%, 1/23/98
36,008,647
             Comerica Bank of DetroitD
    25,000   5.90%, 1/5/98
24,998,494
    98,000   5.90%, 1/11/98
97,992,555
             Corestates Bank N.A.D
    25,000   5.97%, 1/28/98
25,000,000
             U.S. Bank N.AD
   183,000   5.86%, 1/21/98
182,916,830
                                                  ----------
----

405,917,195
------------------------------------------------------------
Certificates Of Deposit - Domestic--0.8%
             Chase Manhattan Bank (USA)
    45,000   5.75%, 2/10/98
45,000,000
             CoreStates Bank N.A.
     8,000   5.78%, 1/23/98
8,000,000
                                                  ----------
----

53,000,000
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--5.7%
             Abbey National Treasury Services
                PLC
   300,000   5.81%, 3/3/98
300,000,000
             Toronto Dominion Bank
    50,000   5.62%, 1/30/98
50,000,000
             Westdeutsche Landesbank
                Girozentrale
    49,000   5.82%, 8/3/98
48,977,744
                                                  ----------
----

398,977,744
------------------------------------------------------------
Certificates Of Deposit - Yankee--17.5%
             Bank of Montreal
    35,000   5.64%, 1/15/98
35,000,000
    44,000   5.64%, 1/29/98
44,000,000
    86,000   5.65%, 1/29/98
86,000,000
             Banque Nationale De Paris
   100,000   5.65%, 1/27/98
100,000,000
             Bayerische Hypotheken und Weschel
                Bank
    22,000   5.94%, 10/22/98
21,989,838
             Canadian Imperial Bank of Commerce
   $41,000   5.81%, 3/11/98                       $
41,000,340
   275,000   5.81%, 3/17/98
275,000,000
    35,000   5.80%, 3/23/98
35,000,000
             Commerzbank U.S. Finance, Inc.
    28,000   6.08%, 5/27/98
27,996,257
             Credit Agricole Indosuez
    80,000   5.87%, 8/10/98
79,976,842
    50,000   5.90%, 10/19/98
49,980,947
    20,000   5.95%, 10/21/98
19,992,328
             Dresdner Bank AG
    73,000   5.76%, 7/31/98
72,941,530
             National Westminster Bank PLC
    50,000   6.06%, 5/26/98
49,990,523
    56,000   6.09%, 5/27/98
55,995,723
     5,000   5.92%, 6/23/98
5,000,282
             Rabobank Nederland
   150,000   5.98%, 3/20/98
149,993,873
             Societe Generale North America,
                Inc.
    50,000   5.82%, 3/4/98
50,000,000
             Swiss Bank Corp.
    30,000   6.07%, 5/27/98
29,995,417
                                                  ----------
----

1,229,853,900
------------------------------------------------------------
Commercial Paper--42.1%
             A. H. Robins Co., Inc.
    32,702   5.56%, 1/28/98
32,565,633
             AC Acquisition Holding Co.
    25,000   5.61%, 1/29/98
24,890,917
             American General Finance Corp.
    37,000   5.57%, 1/23/98
36,874,056
    29,000   5.72%, 3/13/98
28,672,848
             Aristar, Inc.
    16,000   5.84%, 1/29/98
15,927,324
     9,000   5.95%, 2/12/98
8,937,525
             Associates Corp. of North America
    50,000   5.57%, 1/20/98
49,853,014
   125,000   5.61%, 1/27/98
124,493,542
    23,000   5.73%, 3/12/98
22,743,742
    50,000   5.73%, 3/13/98
49,434,958
    80,000   5.73%, 3/17/98
79,045,000
             Avco Financial Services, Inc.
    45,000   5.61%, 1/30/98
44,796,638

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments
as of December 31 1997     PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Barnett Banks, Inc.
   $50,000   6.00%, 1/28/98                       $
49,775,000
             Barton Capital Corp.
    45,000   5.95%, 2/9/98
44,709,938
             Carnival Corp.
    33,000   5.83%, 1/30/98
32,845,019
             Caterpillar Financial Services
                Corp.
     5,500   5.95%, 1/27/98
5,476,365
             Centric Capital Corp.
    45,000   6.00%, 1/26/98
44,812,500
             Chrysler Financial Corp.
    85,000   5.79%, 2/9/98
84,466,838
             CIT Group Holdings, Inc.
    53,000   5.56%, 2/24/98
52,557,980
             Coca-Cola Enterprises, Inc.
     9,000   5.85%, 2/27/98
8,916,638
             Dresdner U.S. Finance, Inc.
    45,000   5.56%, 1/28/98
44,812,350
             Duke Capital Corp.
    22,100   5.90%, 1/21/98
22,027,561
    61,000   5.90%, 1/23/98
60,780,061
             Enterprise Funding Corp.
    12,888   5.82%, 2/19/98
12,785,906
             Falcon Asset Securitization Corp.
    32,000   5.90%, 1/21/98
31,895,111
             First Chicago Financial Corp.
    28,000   5.72%, 2/13/98
27,808,698
    36,000   5.73%, 2/26/98
35,679,120
             First Data Corp.
    20,000   5.60%, 1/27/98
19,919,111
             Ford Motor Credit Corp.
   119,000   5.57%, 1/22/98
118,613,349
             General Electric Capital Corp.
    50,000   5.74%, 1/8/98
49,944,194
   100,000   5.71%, 1/12/98
99,825,528
   110,000   5.70%, 1/13/98
109,791,000
             General Motors Acceptance Corp.
   294,200   5.76%, 2/9/98
292,364,192
             Halifax PLC
    20,000   5.72%, 3/11/98
19,780,733
             Martin Marietta Materials
    12,000   5.88%, 2/5/98
11,931,458
             Mont Blanc Capital Corp.
   $90,000   5.90%, 1/23/98                       $
89,675,500
    13,000   5.82%, 2/13/98
12,909,628
             National Australia Funding,
                Delaware
    15,000   5.72%, 3/13/98
14,830,783
             Old Line Funding Corp.
    42,263   5.88%, 1/20/98
42,131,955
    28,000   5.90%, 1/21/98
27,908,222
    11,710   5.90%, 1/29/98
11,656,264
    30,000   5.88%, 1/30/98
29,858,021
             Receivables Capital Corp.
   116,353   5.89%, 1/30/98
115,800,937
             SAFECO Corp.
    33,000   5.73%, 2/20/98
32,737,375
    22,000   5.83%, 2/26/98
21,800,485
    52,000   5.77%, 3/12/98
51,416,589
             SAFECO Credit Company, Inc.
    28,000   5.76%, 3/17/98
27,664,000
             Sears Roebuck Acceptance Corp.
    44,000   5.59%, 1/22/98
43,856,523
    50,000   5.59%, 1/23/98
49,829,195
             Smith Barney Inc.
    85,000   5.62%, 1/21/98
84,734,611
    74,000   5.62%, 1/27/98
73,699,642
             Societe Generale
    43,000   5.74%, 3/16/98
42,493,090
             Special Purpose Accounts
                Receivable Cooperative Corp.
    25,000   5.84%, 2/20/98
24,797,222
    18,000   5.86%, 2/20/98
17,853,500
    14,000   5.80%, 3/26/98
13,810,533
             Triple A One Funding Corp.
    36,500   5.90%, 1/16/98
36,410,271
             Variable Funding Capital Corp.
    66,000   5.91%, 1/12/98
65,880,815
    25,000   5.89%, 1/27/98
24,893,653
    42,000   5.88%, 1/29/98
41,807,920
             Windmill Funding Corp.
    86,497   5.89%, 1/29/98
86,100,748
             Xerox Capital (Europe) PLC
    42,400   6.85%, 1/2/98
42,391,932
             Xerox Overseas Holdings PLC
    32,000   5.79%, 2/10/98
31,794,133
                                                  ----------
----

2,958,497,394

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Portfolio of Investments
as of December 31 1997     PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Loan Participations--1.2%
             Bell Atlantic Network Funding
                Corp.
   $12,000   6.33%, 1/23/98                       $
12,000,000
             Countrywide Home Loan, Inc.
    26,000   6.25%, 1/30/98
26,000,000
             Englehard Corp.
    37,770   6.05%, 1/16/98
37,770,000
    10,230   6.05%, 1/20/98
10,230,000
                                                  ----------
----

86,000,000
------------------------------------------------------------
Other Corporate Obligations--24.4%
             General Motors Acceptance Corp.
    25,000   5.73%, 2/2/98
24,999,199
             Goldman Sachs Group, L.P.D
   370,700   6.03%, 4/22/98
370,700,000
             Liquid Asset Backed Securities
                TrustD
   102,000   5.97%, 1/22/98
102,000,000
             Merrill Lynch & Co., Inc.D
    38,000   5.96%, 1/8/98
37,997,149
     5,000   5.68%, 1/12/98
4,999,918
   134,000   5.90%, 1/26/98
133,991,856
             Morgan Stanley Dean Witter
                Discover Group, Inc.D
    55,000   5.88%, 1/15/98
55,000,000
    96,000   6.07%, 2/13/98
96,000,000
             Restructured Asset SecuritiesD
   175,000   5.99%, 1/28/98
175,000,000
             Short-Term Repackaged Asset TrustD
    86,000   6.00%, 1/15/98
86,000,000
             Short-Term Card Account TrustD
   272,000   6.00%, 1/15/98
272,000,000
             SMM Trust Notes 1997-XD
    87,000   6.00%, 1/12/98
87,000,000
             Strategic Money Market Trust
                1997-AD
   265,000   5.91%, 3/23/98
265,000,000
                                                  ----------
----

1,710,688,122
Total Investments--97.5%
             (amortized cost $6,842,934,355*)
$6,842,934,355
             Other assets in excess of
                liabilities--2.5%
178,064,200
                                                  ----------
----
             Net Assets--100%
$7,020,998,555
                                                  ----------
----
                                                  ----------
----

---------------
   * Federal income tax basis for portfolio securities is
the
     same as for financial reporting purposes.
   D The maturity date presented for these instruments is
the
     later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1997 was as follows:

Commercial Banks.....................................
41.5%
Asset Backed Securities..............................   14.5
Security Brokers & Dealers...........................   12.2
Motor Vehicle........................................    7.4
Personal Credit Institutions.........................    6.6
Short-Term Business Credit...........................    6.1
Fire & Marine Casualty Insurance.....................    1.9
Department Stores....................................    1.3
Electrical Services..................................    1.2
Photographic Equipment...............................    1.1
Bank Holding Companies-Domestic......................    0.9
Pharmaceuticals......................................    0.8
Refinery.............................................    0.7
Water Transportation.................................    0.5
Mortgage Banks.......................................    0.4
Telephone & Communications...........................    0.2
Construction Machines & Equipment....................    0.1
Beverages............................................    0.1
                                                       -----
                                                        97.5
Other assets in excess of liabilities................    2.5
                                                       -----

100.0%
                                                       -----
                                                       -----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities            PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------

Assets
December 31, 1997

-----------------
Investments, at amortized cost which approximates market
value..........................................       $
6,842,934,355
Cash........................................................
 ............................................
1,167,776
Receivable for Fund shares
sold........................................................
 .................           283,378,201
Interest
receivable..................................................
 ...................................            35,936,679
Deferred expenses and other
assets......................................................
 ................               173,639

-----------------
   Total
assets......................................................
 ...................................         7,163,590,650

-----------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ....................           135,427,516
Accrued
expenses....................................................
 ....................................             3,569,320
Management fee
payable.....................................................
 .............................             1,807,426
Dividends
payable.....................................................
 ..................................             1,416,072
Distribution fee
payable.....................................................
 ...........................               371,761

-----------------
   Total
liabilities.................................................
 ...................................           142,592,095

-----------------
Net
Assets......................................................
 ........................................       $
7,020,998,555

-----------------

-----------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares
authorized for issuance)....................       $
701,205,591
   Paid-in capital in excess of
par.........................................................
 ............         6,319,792,964

-----------------
Net assets, December 31,
1997........................................................
 ...................       $ 7,020,998,555

-----------------

-----------------
Class A:
   Net asset value, offering price and redemption price per
share
      ($6,863,646,717 / 6,863,646,717 shares of common stock
issued and outstanding)....................
$1.00

-----------------

-----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($157,351,838 / 157,351,838 shares of common stock
issued and outstanding)........................
$1.00

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

PRUDENTIAL MONEYMART ASSETS, INC.
MONEYMART ASSETS, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                      December 31, 1997
Income
   Interest.............................      $412,764,608
                                           -----------------
-
Expenses
   Management fee.......................        21,943,602
   Distribution fee--Class A............         8,902,115
   Transfer agent's fees and expenses...        16,979,000
   Reports to shareholders..............         2,011,000
   Registration fees....................           438,000
   Custodian's fees and expenses........           215,000
   Insurance expense....................           127,000
   Director's fees and expenses.........            57,000
   Legal fees and expenses..............            45,000
   Audit fee............................            35,000
   Miscellaneous........................            55,640
                                           -----------------
-
      Total expenses....................        50,808,357
                                           -----------------
-
Net investment income...................       361,956,251
Net Realized Gain on Investments
Net realized gain on investment
   transactions.........................            10,050
                                           -----------------
-
Net Increase in Net Assets
Resulting from Operations...............      $361,966,301
                                           -----------------
-
                                           -----------------
-

PRUDENTIAL MONEYMART ASSETS, INC.
MONEYMART ASSETS, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                Year Ended December 31,
in Net Assets                       1997             1996
Operations
   Net investment income...  $    361,956,251    $
358,240,587
   Net realized gain on
      investment
      transactions.........            10,050
390,335
                             ----------------    -----------
-----
   Net increase in net
      assets resulting from
      operations...........       361,966,301
358,630,922
                             ----------------    -----------
-----
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (353,829,321)
(353,704,755)
      Class Z..............        (8,136,980)
(4,926,167)
                             ----------------    -----------
-----
                                 (361,966,301)
(358,630,922)
                             ----------------    -----------
-----
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    32,812,146,168
31,398,251,715
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       346,107,446
344,952,119
   Cost of shares
      reacquired...........   (33,601,689,773)
(31,500,427,083)
                             ----------------    -----------
-----
   Net increase (decrease)
      in net assets from
      Fund share
      transactions.........      (443,436,159)
242,776,751
                             ----------------    -----------
-----
Total increase
   (decrease)..............      (443,436,159)
242,776,751
Net Assets
Beginning of year..........     7,464,434,714
7,221,657,963
                             ----------------    -----------
-----
End of year................  $  7,020,998,555    $
7,464,434,714
                             ----------------    -----------
-----
                             ----------------    -----------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                  PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the
Investment Company Act of 1940 as a diversified, open-end
management investment
company. The Fund invests primarily in a portfolio of money
market instruments
maturing in thirteen months or less whose ratings are within the two highest
rating categories by a nationally recognized statistical
rating organization or,
if not rated, are of comparable quality. The ability of the
issuers of the
securities held by the Fund to meet their obligations may be affected by
economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest.
If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

Dividends and Distributions: All of the Fund's net
investment income and net
realized gains or losses, if any, are declared as dividends
daily to the
shareholders of record at the time of such declaration.
Payment of dividends is
made monthly.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential
Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess of $50 million.

The Fund has a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acts as the distributor of the Class A and Class Z shares of the
Fund. The Fund reimburses PSI for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of
The Prudential
Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
December 31, 1997,
the Fund incurred fees of approximately $15,471,100 for the
services of PMFS. As
of December 31, 1997, approximately $1,236,600 of such fees
were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
--------------------
                                       8

Notes to Financial Statements                  PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------
Note 4. Capital

The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 7,020,998,555 shares of common stock issued and outstanding at December 31, 1997, PIFM owned 12,179 Class A shares.
Transactions in shares of common stock for the years ended
December 31, 1996 and
1997 were as follows:

                                   Year ended December 31,
                             -------------------------------
-----
Class A                            1997                1996
---------------------------  ----------------    -----------
-----
Shares sold................    32,421,538,819
31,034,483,075
Shares issued in
  reinvestment of dividends
  and distributions........       338,151,149
340,215,223
Shares reacquired..........   (33,211,266,138)
(31,281,133,374)
                             ----------------    -----------
-----
Net increase (decrease) in
  shares outstanding.......      (451,576,170)
93,564,924
                             ----------------    -----------
-----
                             ----------------    -----------
-----
                                                  March 1,
1996*
                                Year ended           through
                               December 31,        December
31,
                                   1997                1996
                             ----------------    -----------
-----
Class Z
---------------------------
Shares sold................       390,607,349
301,984,043
Shares issued**............                --
61,784,597
Shares issued in
  reinvestment of dividends
  and distributions........         7,956,297
4,736,896
Shares reacquired..........      (390,423,635)
(219,293,709)
                             ----------------    -----------
-----
Net increase in shares
  outstanding..............         8,140,011
149,211,827
                             ----------------    -----------
-----
                             ----------------    -----------
-----

---------------
 * Commencement of offering of Class Z shares.
** Represents amounts issued in connection with the
acquisition of The
   Prudential Institutional Fund--Money Market Fund.
------------------------------------------------------------
--------------------
                                       9

Financial Highlights                           PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------

Class A
                                                     -------
------------------------------------------------------------
--

Year Ended December 31,
                                                     -------
------------------------------------------------------------
--
                                                        1997
1996           1995           1994           1993
                                                     -------
---    ----------     ----------     ----------     --------
--
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period...........    $
1.000    $    1.000     $    1.000     $    1.000     $
1.000
  Net investment income and net realized gains...
 .050          .048           .054           .037
 .027
  Dividends and distributions to shareholders....
(.050)        (.048)         (.054)         (.037)
(.027)
                                                     -------
---    ----------     ----------     ----------     --------
--
  Net asset value, end of period.................    $
1.000    $    1.000     $    1.000     $    1.000     $
1.000
                                                     -------
---    ----------     ----------     ----------     --------
--
                                                     -------
---    ----------     ----------     ----------     --------
--
  TOTAL RETURN(a)................................
5.09%         4.97%          5.51%          3.72%
2.70%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)................
$6,863,647    $7,315,223     $7,221,658     $6,544,880
$7,318,633
  Average net assets (000).......................
$7,121,692    $7,326,023     $6,914,520     $7,071,381
$7,742,989
  Ratios to average net assets:
  Expenses, including distribution fee...........
 .70%          .71%           .69%           .71%
 .71%
  Expenses, excluding distribution fee...........
 .58%          .59%           .56%           .58%
 .58%
  Net investment income..........................
4.97%         4.83%          5.38%          3.65%
2.63%


Class Z

March 1,
                                                    Year
Ended        Through
                                                   December
31,     December 31,
                                                       1997
1996
                                                   ---------
---     ------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period...........    $
1.000         $  1.000
  Net investment income and net realized gains...
 .051             .040
  Dividends and distributions to shareholders....
(.051)           (.040)
                                                   ---------
---     ------------
  Net asset value, end of period.................    $
1.000         $  1.000
                                                   ---------
---     ------------
                                                   ---------
---     ------------
  TOTAL RETURN(a)................................
5.22%            4.12%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)................
$157,352         $149,212
  Average net assets (000).......................
$159,508         $121,135
  Ratios to average net assets:
  Expenses, including distribution fee...........
 .58%             .59%(c)
  Expenses, excluding distribution fee...........
 .58%             .59%(c)
  Net investment income..........................
5.10%            4.86%(c)

  -----------------
   (a) Total return is calculated assuming a purchase of
shares on the first day
       and a sale on the last day of each period reported
and includes
       reinvestment of dividends and distributions. Total
returns for less than
       a full year are not annualized.
  (b) Commencement of offering of Class Z shares.
  (c) Annualized.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     10

Report of Independent Accountants              PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential MoneyMart Assets, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc.
(the 'Fund') at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods other than the year ended December 31, 1997 were audited by other independent accountants, whose opinion dated February 4, 1997 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 6, 1998
------------------------------------------------------------
--------------------
                                       11

Change of Auditors                             PRUDENTIAL
MONEYMART ASSETS, INC.
------------------------------------------------------------
--------------------
Effective March 1, 1997, Deloitte & Touche LLP was
terminated as the Fund's
auditors. For the years ended December 31, 1993 through
December 31, 1996,
Deloitte & Touche LLP expressed an unqualified opinion on
the Fund's financial
statements. There were no disagreements between Fund
management and Deloitte &
Touche LLP prior to their termination. The Board of
Directors approved the
termination of Deloitte & Touche LLP and the appointment of
Price Waterhouse LLP
as the Fund's independent accountants.
------------------------------------------------------------
--------------------
                                       12

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset
(for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term capital gain is up to 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -
- sometimes very
suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435H102                  MF108E
74435H201                  Cat. #430252D